UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




        Date of Report (Date of earliest event reported): April 27, 2006

                               CELGENE CORPORATION
             (Exact name of registrant as specified in its charter)


         Delaware                     0-16132                  22-2711928
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      (State or other        (Commission File Number)        (IRS Employer
      jurisdiction of                                     Identification No.)
      incorporation)

          86 Morris Avenue, Summit, New Jersey                     07901
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        (Address of principal executive offices)                (Zip Code)

         Registrant's telephone number, including area code: (908) 673-9000

     ----------------------------------------------------------------------
           (Former name or former address, if changed since last report.)




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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ITEM 2.02   RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

      On April 27, 2006, Celgene Corporation announced its earnings for the quarter ended March 31, 2006. Attached hereto and incorporated herein by reference as Exhibit 99.1 is the Press Release announcing such results.

      The information in this Report, including the exhibits attached hereto, is furnished solely pursuant to Item 2.02 of this Form 8-K and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section. Furthermore, the information in this Report, including the exhibits, shall not be deemed to be incorporated by reference into the filings of the Registrant under the Securities Act of 1933.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

     (c)   Exhibit 99.1 - Press Release dated April 27, 2006.


           These exhibits are furnished pursuant to Item 2.02 and shall not be deemed to be "filed."



                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        CELGENE CORPORATION



Date:  April 27, 2006                   By: /s/ Robert J. Hugin
                                            --------------------------------
                                            Name:  Robert J. Hugin
                                            Title: Senior Vice President and
                                                   Chief Financial Officer

EXHIBIT INDEX

Exhibit No.       Description
-----------       -----------

99.1 Press release dated April 27, 2006 announcing results for the quarter ended March 31, 2006.